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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Pre-Effective Amendment No. 2 to the Registration Statement of The Zweig Fund, Inc. on Form N-2 (File No. 333-46955) of our report dated February 4, 1998, on the audit of the financial statements and financial highlights of The Zweig Fund, Inc.



We also consent to the reference to our firm under the caption "Financial Highlights" and "Experts" in the Prospectus.

Coopers & Lybrand L.L.P.




New York, New York
April 14, 1998



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